UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  October 31, 2010

Date of reporting period:  October 31, 2010

Item 1. Reports to Stockholders.

EDGAR LOMAX VALUE FUND
Annual Report
October 31, 2010

Dear Fellow Shareholder:

We are pleased to report the completion of another strong year for the Edgar Lomax Value Fund.  In the face of a continuing weak economy and a stock market that has favored large “growth” stocks (over large “value”) for four consecutive years, our blue-chip holdings have delivered the following total annualized returns through October 31, 2010:

	Fund	S&P 500 Index	S&P/Citigroup Value Index
1-year	16.52%	16.52%	15.54%
5-year	1.52%	1.73%	0.17%
10-year	2.39%	-0.02%	0.87%

We have clearly done very well against the broad-market S&P 500, outperforming it over the past ten years; moreover, the Fund has significantly outpaced the S&P 500’s value sub-index the S&P/Citigroup Value over all three time frames.  Finally, the Fund’s net expense ratio is 0.92%*, while its gross expense ratio is 1.72%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Now, let us briefly look at the environment in which we are operating.  The economy has not yet shown clear signs of a strong and lasting recovery.  Far too many individuals remain unemployed, and American households and the federal government are carrying huge debt burdens.  From our studies, we would expect these facts to compel additional caution among investors.  However, most market participants have actually favored higher-risk (that is, growth and, even, small-cap) stocks since the financial crisis first began to unfold in late 2007.  In our opinion, this development is the direct result of the federal government’s “fiscal stimulus” and “monetary easing” programs.

The inclinations of other investors, however, should not concern any of us.  On the contrary, you have seen the performance results in the table above.  The Fund has done quite well, even as its large-cap value holdings have not yet enjoyed the excitement currently afforded those aforementioned “riskier” stock categories.  History suggests that the investment winds will one day find the backs of “blue chip” stocks such as those in our portfolio, and we

* Figures are from the Fund’s prospectus dated 2/28/10. The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Net Annual Fund Operating Expenses do not exceed 0.99% (excluding “Acquired Funds Fees and Expenses and extraordinary expenses”) through at least 2/28/11. The Advisor may be reimbursed for a period of three years from the date of the expense waiver. The term of the expense reimbursement agreement is indefinite, and it can only be terminated by the Board of Trustees. In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500 Value Index. While the Advisor may discontinue its voluntary waiver at any time, it has no intention of doing so. With these waivers, actual net annual fund operating expenses were 0.92% in the past fiscal year.

will then hopefully witness the even stronger performance of which they are capable.  Until then, we believe our companies’ bargain prices and their historically consistent levels of profitability keep them well-positioned to produce solid long-term performance regardless of the type of market that may dominate in the short run.

The “Schedule of Investments” included in this report is full of examples of longtime pillars of the U.S. economy mature companies, many of which rose substantially in value during the 12 months ended October 31, 2010.  Kraft and McDonald’s, which we believe are well-run corporations, benefitted from society’s appetite for nearly all things edible, netting respective returns of 21% and 36%.  Both have enjoyed steady revenues and profits, enabling them to pay current dividends of 3-4% annually to investors.  On the other hand, the steady demand for medications did not similarly boost (at least not yet) Pfizer’s stock price, which climbed just over 6% for the same period.  As we said this past April 30, we find Pfizer clearly undervalued and are patiently collecting a nearly-5% annual dividend while we wait for other investors to recognize this apparent gem.

Once again, we greatly appreciate your investment in the Fund and your apparent confidence in us.  We take neither for granted.  Meanwhile, we will continue to seek strong returns with, to the best of our ability, the lowest possible risk.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager

Mutual fund investing involves risk; principal loss is possible. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in sales and earnings.

Investment performance reflects expense waivers in effect. In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for current Fund holdings information.

The S&P 500R Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The S&P/Citigroup Value Index is a market-value-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics. You cannot invest directly in an index.

EDGAR LOMAX VALUE FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs. the S&P 500R Index, the S&P 500R/Citigroup Value Index, and the Lipper Large-Cap Value Funds Index

Total Return:	One Year	Five Years2	Ten Years2
Edgar Lomax Value Fund1	16.52%	1.52%	2.39%
S&P 500R Index	16.52%	1.73%	-0.02%
S&P 500R/Citigroup Value Index	15.54%	0.17%	0.87%
Lipper Large-Cap Value Funds Index	13.06%	0.95%	1.16%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500R Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The S&P 500R/Citigroup Value Index is a market-value-weighted index of stocks in the S&P 500R Index which score highest based on an average of book-to-price ratio, sales-to-price ratio and earnings-to-price ratio, representing 50% of the total market value of the S&P 500R Index. The Lipper Large-Cap Value Funds Index consists of the largest funds as tracked by Lipper, Inc.  Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

1 The Fund commenced operations on December 12, 1997.
2 Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at October 31, 2010 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/01/10   10/31/10).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% per the advisory agreement. The Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500R Value Index (see Note 4 of the Notes to Financial Statements). The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended October 31, 2010, the Fund’s aggregate annual operating expenses were 0.99%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/01/10	10/31/10	5/01/10 - 10/31/10

Actual	$1,000.00	$1,013.80	$5.03

Hypothetical (5% return	$1,000.00	$1,020.21	$5.04
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at October 31, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2010

Shares	COMMON STOCKS: 95.82%	Value
	Amusement, Gambling, and Recreation Industries - 1.52%
10,400	The Walt Disney Co.	$375,544

	Beverage and Tobacco Product Manufacturing - 2.26%
12,250	Altria Group, Inc.	311,395
2,000	Coca Cola Co.	122,640
1,900	PepsiCo, Inc.	124,070
		558,105

	Building Material and Garden Equipment - 4.38%
32,000	The Home Depot, Inc.	988,160
4,400	Lowe's Companies, Inc.	93,852
		1,082,012

	Chemical Manufacturing - 19.50%
8,700	Abbott Laboratories	446,484
3,600	Avon Products, Inc.	109,620
18,500	Bristol-Myers Squibb Co.	497,650
4,100	Colgate Palmolive Co.	316,192
17,738	E. I. du Pont de Nemours and Co.	838,653
7,300	Johnson & Johnson	464,791
30,700	Merck & Co., Inc.	1,113,796
52,202	Pfizer, Inc.	908,315
1,900	Procter & Gamble Co.	120,783
		4,816,284

	Computer and Electronic Product Manufacturing - 3.22%
6,500	Hewlett-Packard Co.	273,390
5,600	Intel Corp.	112,392
8,900	Raytheon Co.	410,112
		795,894

	Computer and Peripheral Equipment Manufacturing - 0.81%
1,400	International Business Machines Corp.	201,040

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2010, continued

Shares	COMMON STOCKS: 95.82%	Value
	Couriers and Messengers - 0.55%
2,000	United Parcel Service, Inc. - Class B	134,680

	Credit Intermediation and Related Activities - 0.49%
19,400	Regions Financial Corp.	122,220

	Food Manufacturing - 6.79%
5,700	Campbell Soup Co.	206,625
4,500	HJ Heinz Co.	220,995
38,683	Kraft Foods, Inc. - Class A	1,248,300
		1,675,920

	Food Services and Drinking Places - 4.79%
15,200	McDonald's Corp.	1,182,104

	General Merchandise Stores - 3.28%
6,900	Target Corp.	358,386
13,300	Walgreen Co.	450,604
		808,990

	Health and Personal Care Stores - 5.22%
20,500	CVS Caremark Corp.	617,460
12,400	Wal-Mart Stores, Inc.	671,708
		1,289,168

	Insurance Carriers and Related Activities - 2.61%
10,300	The Allstate Corp.	314,047
1	Berkshire Hathaway, Inc. - Class A (a)	119,300
1,479	Berkshire Hathaway, Inc. - Class B (a)	117,669
2,600	UnitedHealth Group, Inc.	93,730
		644,746

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2010, continued

Shares	COMMON STOCKS: 95.82%	Value
	Machinery Manufacturing - 6.24%
17,000	Baker Hughes, Inc.	787,610
2,000	Caterpillar, Inc.	157,200
23,400	General Electric Co.	374,868
4,100	National-Oilwell Varco, Inc.	220,416
		1,540,094

	Management of Companies and Enterprises - 0.72%
1,100	Goldman Sachs Group, Inc.	177,045

	Merchant Wholesalers, Nondurable Goods - 0.55%
9,400	Sara Lee Corp.	134,702

	Petroleum and Coal Products Manufacturing - 7.51%
12,300	Chevron Corp.	1,016,103
8,300	ConocoPhillips	493,020
5,200	Exxon Mobil Corp.	345,644
		1,854,767

	Securities, Commodity Contracts, and Other Finance - 0.56%
4,500	NYSE Euronext	137,880

	Support Activities for Mining - 2.30%
17,800	Halliburton Co.	567,108

	Telecommunications - 8.11%
40,100	AT&T, Inc.	1,142,850
5,976	Frontier Communications Corp.	52,469
24,900	Verizon Communications, Inc.	808,503
		2,003,822

	Transportation and Warehousing - 0.43%
1,500	Lockheed Martin Corp.	106,935

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2010, continued

Shares	COMMON STOCKS: 95.82%	Value
	Transportation Equipment Manufacturing - 8.12%
2,100	The Boeing Co.	148,344
7,900	General Dynamics Corp.	538,148
20,400	Honeywell International, Inc.	961,044
4,800	United Technologies Corp.	358,896
		2,006,432

	Utilities - 5.86%
13,400	American Electric Power Co., Inc.	501,696
5,700	Entergy Corp.	424,821
9,600	Exelon Corp.	391,872
3,400	Southern Co.	128,758
		1,447,147

	TOTAL COMMON STOCKS (Cost $21,050,188)	23,662,639

Shares	SHORT-TERM INVESTMENTS: 3.94%	Value

971,939	AIM STIT-STIC Prime Portfolio - Institutional Class, 0.14% (b)	$971,939
	TOTAL SHORT-TERM INVESTMENTS (Cost $971,939)	971,939

	Total Investments in Securities (Cost $22,022,127) - 99.76%	24,634,578
	Other Assets in Excess of Liabilities - 0.24%	60,209
	NET ASSETS - 100.00%	$24,694,787

(a) Non-income producing security.
(b) Rate shown is the 7-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2010

ASSETS
Investments in securities, at value (identified cost $22,022,127)	$24,634,578
Receivables
Dividends and interest	61,973
Fund shares sold	31,525
Prepaid expenses	8,470
Total assets	24,736,546

LIABILITIES
Payables
Audit fees	16,700
Transfer agent fees and expenses	7,367
Advisory fees	4,666
Administration fees	4,184
Fund accounting fees	3,965
Shareholder reporting	1,639
Chief Compliance Officer fee	1,167
Custody fees	993
Accrued other expenses	1,078
Total liabilities	41,759

NET ASSETS	$24,694,787

Net asset value, offering and redemption price per share
[$24,694,787/2,577,535 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$9.58

COMPONENTS OF NET ASSETS
Paid-in capital	$26,595,847
Undistributed net investment income	475,830
Accumulated net realized loss on investments	(4,989,341)
Net unrealized appreciation on investments	2,612,451
Net assets	$24,694,787

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS For the year ended October 31, 2010

INVESTMENT INCOME
Dividends	$742,641
Interest	1,208
Total investment income	743,849

EXPENSES
Advisory fees (Note 4)	182,742
Administration fees (Note 4)	45,685
Transfer agent fees and expenses (Note 4)	37,707
Fund accounting fees (Note 4)	23,500
Registration fees	19,009
Audit fees	16,700
Legal fees	10,437
Chief Compliance Officer fee (Note 4)	7,000
Trustee fees	6,996
Custody fees (Note 4)	5,996
Insurance expense	4,017
Reports to shareholders	2,783
Other expenses	3,707
Total expenses	366,279
Less: advisory fee waiver and absorption (Note 4)	(150,055)
Net expenses	216,224
Net investment income	527,625

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	483,553
Net change in unrealized appreciation on investments	2,281,199
Net realized and unrealized gain on investments	2,764,752
Net Increase in Net Assets Resulting from Operations	$3,292,377

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2010	October 31, 2009

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$527,625	$467,323
Net realized gain (loss) on investments	483,553	(5,204,789)
Net change in unrealized appreciation on investments	2,281,199	6,372,285
Net increase in net assets resulting from operations	3,292,377	1,634,819

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(445,545)	(620,881)
Total distributions to shareholders	(445,545)	(620,881)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	1,155,681	3,075,476
Total increase in net assets	4,002,513	4,089,414

NET ASSETS
Beginning of year	20,692,274	16,602,860
End of year	$24,694,787	$20,692,274

Undistributed net investment income at end of year	$475,830	$393,750

(a) A summary of share transactions is as follows:

	Year		Year
	Ended		Ended
	October 31, 2010		October 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	631,382	$5,711,226	833,276	$6,061,311
Shares issued on reinvestments of distributions	50,505	444,948	84,809	619,955
Shares redeemed	(565,001)	(5,000,493)	(446,578)	(3,605,790)
Net increase	116,886	$1,155,681	471,507	$3,075,476

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

		Year Ended October 31
	2010	2009	2008	2007	2006

Net asset value, beginning of year	$8.41	$8.35	$14.59	$13.57	$12.11

Income from investment operations:
Net investment income	0.23	0.20	0.32	0.35	0.24
Net realized and unrealized gain (loss) on investments	1.14	0.17	(4.93)	1.23	2.14
Total from investment operations	1.37	0.37	(4.61)	1.58	2.38

Less distributions:
From net investment income	(0.20)	(0.31)	(0.38)	(0.26)	(0.25)
From net realized gain on investments	—	—	(1.25)	(0.30)	(0.67)
Total distributions	(0.20)	(0.31)	(1.63)	(0.56)	(0.92)

Net asset value, end of year	$9.58	$8.41	$8.35	$14.59	$13.57

Total return	16.52%	5.05%	-34.86%	11.96%	20.83%

Ratios/supplemental data:
Net assets, end of year (thousands)	$24,695	$20,692	$16,603	$26,408	$23,576

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.60%	1.71%	1.60%	1.23%	1.52%
After fees waived and expenses absorbed	0.94%	0.92%	0.50%	0.50%	0.62%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.65%	1.90%	1.77%	1.64%	1.53%
After fees waived and expenses absorbed	2.31%	2.69%	2.87%	2.37%	2.43%

Portfolio turnover rate	54.45%	66.18%	62.83%	51.37%	30.43%

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company.  The Fund’s investment objective is to seek growth of capital, with a secondary objective of providing income.  The Fund began operations on December 12, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007   2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/ tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3   SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes - Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Amusement, Gambling, and
Recreation Industries	$375,544	$—	$—	$375,544
Beverage and Tobacco
Product Manufacturing	558,105	—	—	558,105
Building Material and
Garden Equipment	1,082,012	—	—	1,082,012
Chemical Manufacturing	4,816,284	—	—	4,816,284
Computer and Electronic
Product Manufacturing	795,894	—	—	795,894
Computer and Peripheral
Equipment Manufacturing	201,040	—	—	201,040
Couriers and Messengers	134,680	—	—	134,680
Credit Intermediation and
Related Activities	122,220	—	—	122,220
Food Manufacturing	1,675,920	—	—	1,675,920
Food Services and Drinking
Places	1,182,104	—	—	1,182,104
General Merchandise Stores	808,990	—	—	808,990
Health and Personal Care Stores	1,289,168	—	—	1,289,168

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

	Level 1	Level 2	Level 3	Total
Equity (continued)
Insurance Carriers and
Related Activities	$644,746	$—	$—	$644,746
Machinery Manufacturing	1,540,094	—	—	1,540,094
Management of Companies
and Enterprises	177,045	—	—	177,045
Merchant Wholesalers,
Nondurable Goods	134,702	—	—	134,702
Petroleum and Coal
Products Manufacturing	1,854,767	—	—	1,854,767
Securities, Commodity
Contracts, and Other Finance	137,880	—	—	137,880
Support Activities for Mining	567,108	—	—	567,108
Telecommunications	2,003,822	—	—	2,003,822
Transportation and Warehousing	106,935	—	—	106,935
Transportation Equipment
Manufacturing	2,006,432	—	—	2,006,432
Utilities	1,447,147	—	—	1,447,147
Total Equity	23,662,639	—	—	23,662,639
Short-Term Investments	971,939	—	—	971,939
Total Investments in Securities	$24,634,578	$—	$—	$24,634,578

New Accounting Pronouncement - In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s statement disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2010, The Edgar Lomax Company (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

of the Fund. Effective March 31, 2004, the Advisor has agreed to voluntarily waive a portion of its advisory fees due from the Fund based upon the Fund’s performance versus the “S&P 500 Value Index.”  Through February 28, 2006, the performance of the S&P 500 Value Index was that of the S&P/Barra Value Index. Thereafter, it is the performance of the S&P 500/Citigroup Value Index (which Standard & Poor’s chose to replace the S&P 500/Barra Value Index). The Advisor intends to waive a portion of its advisory fee whenever, as of the end of each month, the Fund’s 3-year or 5-year average annual total return is less than that of the S&P 500 Value Index. The amount of the voluntary waiver will depend upon the size of the Fund’s assets as of the end of each month. While this voluntary fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the year ended October 31, 2010, the Fund incurred $182,742 in advisory fees, of which the Advisor voluntarily waived $6,072, resulting in net advisory fees of $176,670 before expense limitation waivers.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 0.99% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. For the year ended October 31, 2010, the Fund’s aggregate annual operating expenses were reduced to 0.94% net of the voluntary waiver.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $143,983; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2011	$134,373
2012	124,519
2013	140,136
$399,028

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended October 31, 2010, the Fund incurred $45,685 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. For the year ended October 31, 2010, the Fund incurred $23,500 in fund accounting fees and $12,000 in transfer agent

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

fees excluding transfer agency out-of-pocket expenses.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended October 31, 2010, the Fund incurred $5,996 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the year ended October 31, 2010, the Fund was allocated $7,000 of the Chief Compliance Officer fee.

NOTE 5   PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $13,038,073 and $11,836,869, respectively.

NOTE 6   INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	2010	2009
Net investment income	$445,545	$620,881

Ordinary income distributions may include short-term capital gains.

As of October 31, 2010, the components of accumulated earnings/ (losses) on a tax basis were as follows:

Cost of investments (a)	$22,154,918

Gross tax unrealized appreciation	3,252,703
Gross tax unrealized depreciation	(773,043)
Net tax unrealized appreciation	2,479,660

Undistributed ordinary income	475,830
Undistributed long-term capital gain	—
Total distributable earnings	475,830

Other accumulated gains/(losses)	(4,856,550)
Total accumulated earnings/(losses)	$(1,901,060)

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2010, continued

(a) The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2010, the Fund had capital loss carryforwards which expire as follows:

Capital Loss
Carryover	Expires
$4,856,550	2017

To the extent the Fund realizes future net capital gains, the gains will be offset by any available capital loss carryforward.

EDGAR LOMAX VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Edgar Lomax Value Fund

We have audited the accompanying statement of assets and liabilities of the Edgar Lomax Value Fund (the “Fund”), a series of Advisor Series Trust, including the schedule of investments, as of October 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Edgar Lomax Value Fund, as of October 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 29, 2010

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at October 31, 2010 (Unaudited)

For the year ended October 31, 2010, the Edgar Lomax Value Fund designated $445,545 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2010 was 100.0%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the year ended October 31, 2010 was 0.42%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held
Donald E. O’Connor (age 74, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Trustee, The Forward Funds (33 portfolios).
George J. Rebhan (age 76, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Independent Trustee from 1999 to 2009, E*TRADE Funds.
George T. Wofford (age 71, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; formerly Senior Vice President, Federal Home Loan Bank of San Francisco.	1	None.

Interested Trustee

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held
Joe D. Redwine(3) (age 63, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Interested Trustee	Indefinite term since September 2008.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).	1	None.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Officers

Name, Address and Age	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Joe D. Redwine (age 63, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman and Chief Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC (May 1991 to present).
Douglas G. Hess (age 43, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President and Principal Executive Officer	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (March 1997 to present).
Cheryl L. King (age 49, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer and Principal Financial Officer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC (October 1998 to present).
Michael L. Ceccato (age 53, dob 9/11/1957) 615 E. Michigan Street Milwaukee, WI 53202	Vice President, Chief Compliance Officer and AML Officer	Indefinite term since September 2009.	Vice President, U.S. Bancorp Fund Services, LLC (February 2008 to present); General Counsel/Controller, Steinhafels, Inc. (September 1995 to February 2008).
Jeanine M. Bajczyk, Esq. (age 45, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel,
U.S. Bancorp Fund Services,
LLC (May 2006 to present);
Senior Counsel, Wells Fargo
Funds Management, LLC (May
2005 to May 2006); Senior
Counsel, Strong Financial
Corporation (January 2002 to
April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0524.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
The Edgar Lomax Company
6564 Loisdale Court, Suite 310
Springfield, VA 22150
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53213

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 866-205-0524.

Annual Report For the year ended October 31, 2010

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$13,900	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    1/3/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    1/3/11

* Print the name and title of each signing officer under his or her signature.